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                                                                    Exhibit 10.1

                         FAI HOME SECURITY PTY LIMITED
                               (ACN 050 064 214)



                            FAI INSURANCES LIMITED
                               (ACN 004 304 545)



                       _________________________________

                             REFINANCING AGREEMENT
                       _________________________________


                             ATANASKOVIC HARTNELL
                             --------------------
                    Lawyers - Corporate, Finance & Taxation


                                   Level 10
                          Atanaskovic Hartnell House
                            75-85 Elizabeth Street
                                  Sydney NSW
                                Australia 2000
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                             REFINANCING AGREEMENT


AGREEMENT dated            between

1. FAI HOME SECURITY PTY LIMITED (ACN 050 064 214) of Level 7, 77 Pacific Highway, North Sydney, New South Wales (the "Borrower"); and

2. FAI INSURANCES LIMITED (ACN 004 304 545) of Level 42, 50 Bridge Street, Sydney, New South Wales (the "Lender").

RECITALS

A. The Borrower and the Lender are parties to a Share Sale Agreement (the "Share Sale Agreement") dated 31 December 1997 pursuant to which the Lender agreed to sell and the Borrower agreed to purchase fifty percent of the shares issued in the capital of FAI Finance Corporation Pty Limited (ACN 053 262 561) (the "Shares").

B. Clause 4.2 of the Share Sale Agreement provided for the payment of the purchase price for the Shares, partly on completion of the sale and purchase of the Shares and the balance in amounts and on dates set out in Clause 4.2(b) of the Share Sale Agreement.

C. The Lender has now agreed, pursuant to a Share Sale Agreement dated on or about 31 March 2000 (the "New Share Sale Agreement"), to buy back the Shares from the Borrower. Clause 3.3 of the New Share Sale Agreement also provides that the Lender must, or must procure a nominee to, pay an additional advance to the Borrower to allow the Borrower to satisfy all of its obligations in full under the Promissory Note (the "Additional Advance"). The amount owing under the Share Sale Agreement plus the Additional Advance (in aggregate the "Balance") will be, only in the case of the Additional Advance, made and, in the case of both, repaid in accordance with the terms of this Agreement.


IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

The following definitions apply unless the context requires otherwise.

"Accounts" means profit and loss accounts, balance sheets and cashflow statements together with any statements, reports (including any directors' and auditors' reports) and notes attached to or intended to be read with any of them.

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"Authorisation" includes:

(a) any consents, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

(b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification or the expiry of that period without intervention or action.

"Authorised Officer" means:

(a) in respect of the Borrower, any director or secretary, or any person from time to time nominated as an Authorised Officer by the Borrower by a notice to the Lender accompanied by certified copies of signatures of all new persons so appointed; and

(b)  in respect of the Lender, any director or secretary.

"Business Day" means a weekday on which banks are open for business in Sydney.

"Charge" means the deed between the Chargor and the Lender dated on or about the date of this Agreement.

"Chargor" means Ness Security Products Pty Limited (ACN 069 984 372).

"Drawdown Date" means the date on which the Additional Advance under this Agreement is or is to be drawn, being the date of Completion (as that term is defined in the New Share Sale Agreement).

"Drawdown Notice" means a notice under Clause 3.

"Event of Default" means any of the events specified in Clause 12.

"Financial Indebtedness" means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever.

"Governmental Agency" means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

"Guarantee" means the guarantee given by the Chargor in favour of the Lender dated on or about the date of this Agreement.

"Integral" means Integral Investments Limited, a British Virgin Islands corporation.

"Material Adverse Effect" means, in the reasonable opinion of the Lender, a material adverse effect on the ability of a Relevant Company to perform its

                                                                               3
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obligations under a Transaction Document, on the security given to the Lender by a Relevant Company in respect of the Secured Moneys or on the financial condition or business of a Relevant Company.

"Mortgaged Property" means the property the subject of the Charge.

"Permitted Security Interest" means any:

(a) sale of any interest in any agreement between a person and the Borrower under which the Borrower agrees to sell to that person a security alarm system (whether or not the Borrower also agrees to sell other equipment or provide other services under the agreement); or

(b) Security Interest entered into in connection with the sale referred to in paragraph (a).

"Potential Event of Default" means anything which with the giving of notice or passage of time or both would become an Event of Default and would have a Material Adverse Effect.

"Promissory Note" means the Secured Promissory Note dated 30 September 1998 (as amended by an amendment to the Secured Promissory Note dated 31 December 1999) given by the Borrower in favour of Integral.

"Related Corporation" has the meaning given to "Related Body Corporate" in the Corporations Law, but on the basis that "Subsidiary" has the meaning given in this Agreement and that "body corporate" includes any entity or a trust.

"Relevant Company" means the Chargor and the Borrower or any person who gives or creates a Security Interest which secures any Secured Moneys.

"Secured Moneys" means all money which the Borrower (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of the Lender (whether alone or with another person) for any reason whatever under or in connection with a Transaction Document. Without limitation it includes, money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

"Security Interest" includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have its claims satisfied in priority to other creditors with, or from the proceeds of, any asset. Without limitation it includes retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security but it excludes a charge or lien arising in favour of a Governmental Agency by operation of statute unless there is default in payment of moneys secured by that charge or lien.

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"Subsidiary" has the meaning given in the Corporations Law and includes, in respect of an entity, an entity whose profit or loss is required by current accounting practice to be included in the consolidated annual profit and loss statements of that entity or would be required if that entity were a corporation.

"Tax" includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency, and any related interest, penalty, charge, fee or other amount.

"Term" means the sixty month period commencing on the Drawdown Date.

"Transaction Document" means this Agreement, the Guarantee, the Charge or any other Security Interest in respect of the Secured Moneys or a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes, without limitation, an undertaking by or to a party or its lawyers under or in relation to any of the above.

1.2  Interpretation

Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

(a)  The singular includes the plural and the converse.

(b)  A gender includes all genders.

(c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of the foregoing.

(e) A reference to a Clause, Annexure or Schedule is a reference to a clause of, or annexure or schedule to, this Agreement.

(f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.

(g) A reference to an agreement or document is to the agreement or document as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.

(h) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

(i) A reference to "writing" includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

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(j)  A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing.

(k) A reference to an "asset" includes any real or personal, present or future, tangible or intangible property or asset (including, without limitation, intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset.

(l) Where a provision of this Agreement refers to Secured Moneys being repaid or paid, it shall be read to include an obligation or requirement included in the definition of the term "Secured Moneys" being performed or complied with.

(m) An Event of Default subsists until it has been waived in writing by the Lender.

(n) A reference to an amount for which a person is "contingently liable" includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.3  Determination, statement and certificate conclusive

Except where otherwise provided in this Agreement any determination, statement or certificate by the Lender or an Authorised Officer of the Lender shall, in the absence of manifest error, be prima facie evidence of the matters stated in it.

1.4  Document or agreement

A reference to an "agreement" includes a Security Interest, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing. A reference to a "document" includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

1.5  Listing requirements

A listing rule or business rule of a stock exchange will be regarded as a "law".

2.   PURPOSE

(a) The Borrower shall use the Additional Advance for the sole purpose of being provided to Integral to allow the Borrower to satisfy all of its obligations in full under Promissory Note.

(b)  The Additional Advance will be made by way of direct payment to Integral.

3.   MAKING OF ADDITIONAL ADVANCE

(a) Subject to this Agreement, if the Borrower requests the Additional Advance in a Drawdown Notice, the Lender will make available that Additional Advance on the Drawdown Date to the account as specified in the Drawdown Notice.

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(b)  The Drawdown Notice is irrevocable.  It must be substantially in the form of Annexure C and be received by the Lender not later than 9 am (Sydney time) on the proposed Drawdown Date. The Borrower may only give one Drawdown Notice.

4.   EFFECTIVE DATE

This Agreement is effective from the date that the Conditions Precedent in Clause 9 are satisfied.

5.   INTEREST

5.1  Interest Rate

Interest on the outstanding part of the Balance from time to time will accrue from day to day at the rate of 7.75% per annum calculated on a daily basis and a year of 365 days.

5.2  Accrued Interest

Interest will accrue, initially; from (and including) the Drawdown Date to (but excluding) the last Business Day of the month in which the Drawdown Date occurs; and subsequently from (and including) the last Business Day of the month to (but excluding) the last Business Day of the next month.

6.   REPAYMENT

On the last Business Day of each month during the Term the Borrower will pay to the Lender in accordance with this Agreement equal instalments comprising both principal and interest such that the Balance and all accrued interest is repaid by the last day of the Term.

7.   PAYMENTS

7.1  Manner

The Borrower shall make all payments under any Transaction Document:

(a) by bank cheque delivered to the Lender at its address for service of notices or by transfer of immediately available funds to the account specified by the Lender from time to time, in either case by 11 am (local time) on the due date; and

(b) without set-off, counterclaim or other deduction, except any compulsory deduction for Taxation.

7.2  Appropriation where insufficient moneys available

If an amount required to be paid to the Lender under this Agreement is not paid in full, such amounts received by the Lender will be appropriated as between principal,

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interest and other amounts as the Lender determines. This appropriation will override any appropriation made by the Borrower.

7.3  Gross up

If the Borrower is required by law to deduct or withhold Taxes from any payment to the Lender the Borrower must:

(a)  make the required deductions and withholdings;

(b) pay in accordance with the relevant law the full amount deducted or withheld;

(c)  deliver to the Lender the receipt for each payment; and

(d) increase the amount of the payment to the Lender to an amount which will result in the receipt by the Lender of the full amount which would have been payable to the Lender if no deduction or withholding has been required.

Notwithstanding the above, the Borrower is not required to gross up an amount by reference to any deduction or withholding it is required to make as a result of the action of the Lender. In such circumstances, the Lender will accept the net payment in full satisfaction of the requirement of the Borrower to make the gross payment.

7.4  Currency of payment

The Borrower must pay all amounts payable under this Agreement in Australian Dollars.

8.   PREPAYMENTS

8.1  Voluntary prepayments

Subject to this Clause, if it first gives at least 30 days notice to the Lender the Borrower may prepay all or part of the Balance. That notice is irrevocable and the Borrower shall prepay in accordance with it.

8.2   Voluntary prepayment

Provided the appropriate notice is given, payments under Clause 8.1 may be made at any time.

8.3  Interest

If the Borrower prepays any amount it shall pay any interest accrued on that amount.

8.4  Limitation on prepayments

The Borrower, if it decides to prepay part of the Balance, must prepay at least A$100,000 each time it makes a prepayment and may not prepay any part of the Advance except in accordance with this Agreement.

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9.   CONDITIONS PRECEDENT

This Agreement is subject to the condition precedent that the Lender has received all of the following in form and substance satisfactory to the Lender:

(a) (Verification certificates) a certificate in relation to the Borrower given by a director of the Borrower substantially in the form of Annexure A and a certificate in relation to the Chargor given by a director of the Chargor substantially in the form of Annexure B, with the attachments referred to and dated not earlier than 7 days before the date of this Agreement;

(b)  (Transaction documents) duly executed Transaction Document; and

(c) (Registration of charge) evidence that the Charge is in duly registrable form.

10.  REPRESENTATIONS AND WARRANTIES

10.1 Representations and warranties

The Borrower makes the following representations and warranties.

(a) (Status) It is a corporation validly existing under the laws of the place of its incorporation.

(b) (Power) It has the power to enter into and perform its obligations under this Agreement, to carry out the transactions contemplated by this Agreement and to carry on its business as now conducted or contemplated.

(c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of this Agreement, and to carry out the transactions contemplated by this Agreement.

(d) (Documents binding) This Agreement creates valid and binding obligations enforceable in accordance with its terms subject to any applicable bankruptcy, insolvency or other laws affecting creditors rights generally and to general principles of equity.

(e) (Transactions permitted) The execution and performance by it of this Agreement and each transaction contemplated under this Agreement did not and will not violate in any respect a provision of:

     (i) a law or treaty or a judgment, ruling, order or decree of a Governmental Agency binding on it;

     (ii)  its constitution or other constituent documents; or

     (iii) any other document or agreement to which it is a party which is binding on it or its assets,

     and did not and will not except as contemplated by the Transaction
     Documents:

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     (iv)  create or impose a Security Interest on any of its assets; or

     (v) allow a person to accelerate or cancel an obligation with respect to Financial Indebtedness, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Financial Indebtedness, whether immediately or after notice or lapse of time or both.

(f)  (Authorisations)  Each Authorisation which is required in relation to:

     (i) the execution, delivery and performance by it of the Transaction Documents to which it is expressed to be a party and the transactions contemplated by those documents;

     (ii)  the validity and enforceability of those documents; and

     (iii) its business as now conducted or contemplated,

     has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

(g) (Copies of documents) All copies of documents (including its latest audited Accounts and all Authorisations) given by it or on its behalf to the Lender are true and complete copies in all material respects. Except as disclosed to the Lender in writing prior to the date of this Agreement, those documents are in full force and effect.

10.2 Reliance on representations and warranties

The Borrower acknowledges that the Lender has entered the Transaction Documents in reliance on the representations and warranties in this Clause.

11.  UNDERTAKINGS

11.1 General Undertakings

The Borrower undertakes as follows:

(a)  (Corporate reporting and information)  It will provide to the Lender:

     (i) (accounts) as soon as practicable, and in any event not later than 60 days after the close of the accounting period to which they relate, copies of its consolidated and unconsolidated audited annual and unaudited semi-annual Accounts; and

     (ii) (other information) upon request, any other information in relation to its and each other Relevant Company's financial condition or business which the Lender may reasonably request.

(b) (Notice to Lender) It will notify the Lender as soon as it becomes aware of:

     (i)   any Event of Default or Potential Event of Default;

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      (ii)  the commencement of any litigation, arbitration or similar proceedings to which it is a party involving a claim in excess of A$100,000; and

      (iii) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer appointed, and, where requested by the Lender, evidence satisfactory to the Lender of the authority of any Authorised Officer.

(c) (Negative pledge) It will not create or allow to exist and will ensure that the Chargor does not create or allow to exist any Security Interest or arrangement of any kind other than a Permitted Security Interest over its or the Chargor's assets without the consent of the Lender such consent not to be unreasonably withheld.

(d) (Books and records) It will maintain proper records and books of account. It will permit the Lender and authorised persons to inspect those records and books and all other documents relating to the business of the Borrower.

(e) (Lender's consent) Where the Borrower has a right or power in relation to any Mortgaged Property and, in relation to a particular matter, either:

      (i) an exercise of that right or power is reasonably likely to have a Material Adverse Effect; or

      (ii) a failure to exercise that right or power is reasonably likely to have a Material Adverse Effect,

      then the Borrower shall provide the Lender with full details in writing as to the relevant matter and comply with, and ensure that the Chargor complies with, any reasonable direction the Lender gives in relation to the matter, including (without limitation) how the Borrower and/or the Chargor should act in relation to the exercise of the relevant right or power.

11.2  Term of undertakings

Each undertaking in Clause 11.1 continues from the date of this Agreement until the Secured Moneys are fully and finally repaid.

12.   EVENTS OF DEFAULT

12.1  Events of Default

Each of the following is an Event of Default (whether or not it is in the control of any Relevant Company).

(a)   (Obligations under Transaction Documents) A Relevant Company fails:

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     (i)   to pay an amount payable by it under any Transaction Document when due;

     (ii) to comply with any of its other obligations under any Transaction Document and, if in the reasonable opinion of the Lender that failure can be remedied, that failure is not remedied within 14 days after a notice is given by the Lender to that Relevant Company requiring it to be remedied; or

     (iii) to satisfy within the stipulated time anything which the Lender made a condition of its waiving compliance with a condition precedent or undertaking in a Transaction Document.

(b) (Misrepresentation) A representation, warranty or statement by a Relevant Company in a Transaction Document, or in a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading when made or repeated.

(c)  (Cross default)

     (i)   Financial Indebtedness of a Relevant Company:

           (A) is not paid when due and such non payment is reasonably likely to have a Material Adverse Effect; or

           (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry and that fact is reasonably likely to have a Material Adverse Effect;

     (ii) a facility or obligation granted or owed by a person to a Relevant Company to provide financial accommodation or to acquire or underwrite Financial Indebtedness is prematurely terminated due to the default of that Relevant Company and that termination is reasonably likely to have a Material Adverse Effect; or

     (iii) an event of default as defined in another Transaction Document occurs.

(d)  (Administration, winding up, arrangements, insolvency etc.)

     (i)   An administrator of a Relevant Company is appointed.

     (ii) Except for the purposes of a solvent reconstruction or amalgamation previously approved by the Lender:

           (A) an application (not being an application withdrawn or dismissed within 7 days) or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or other steps (other than proceedings, applications and steps which are frivolous or vexatious) are taken for:

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               (I)  the winding up, dissolution, official management or
                    administration of any Relevant Company; or

               (II) a Relevant Company entering into any arrangement, compromise or composition with or assignment for the benefit of its creditors or any class of them; or

           (B) a Relevant Company ceases, suspends or threatens to cease or suspend the conduct of all or a substantial part of its business or disposes of or threatens to dispose of a substantial part of its assets; or

     (iii) A Relevant Company is, or under an applicable legislation is taken to be, unable to pay its debts (other than as a result of the failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts.

(e)  (Enforcement against assets)

     (i) A receiver, receiver and manager, administrative receiver or similar officer is appointed to;

     (ii)  a Security Interest becomes enforceable or is enforced over; or

     (iii) a distress, attachment or other execution is levied or enforced or applied for over,

     all or any of the assets and undertaking of a Relevant Company.

(f)  (Reduction of capital)  Without the prior consent of the Lender, a Relevant
     Company:

     (i) reduces its capital (including, without limitation, a purchase of its shares);

     (ii) passes a resolution to reduce its capital or to authorise it to purchase its shares or, where the meeting is capable of approving such a resolution, calls a meeting to consider such a resolution; or

     (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

(g) (Analogous process) Anything which is analogous to anything referred to in paragraphs (d) to (f) inclusive or which has substantially similar effect occurs with respect to any Relevant Company under any overseas law or any law which commences or is amended after the date of this Agreement.

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(h)   (Vitiation of Transaction Documents)

      (i) All of a Transaction Document is terminated or is or become void, illegal, invalid, unenforceable or of limited force and effect; or part of a Transaction Document is terminated or become void, illegal, invalid, unenforceable or of limited force and effect and that fact is likely to have a Material Adverse Effect;

      (ii) a party becomes entitled to terminate, rescind or avoid all of a Transaction Document; or a party becomes entitled to terminate, rescind or avoid part of a Transaction Document and that fact is likely to have a Material Adverse Effect; or

      (iii) a party other than the Lender alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

(i) (Material Adverse Change) Any other event or series of events, whether related or not, occurs (including, without limitation, a material adverse change in the business, assets or financial condition of any Relevant Company or the value of the Mortgaged Property), which in the reasonable opinion of the Lender is likely to have a Material Adverse Effect.

(j) (Control) Without the prior consent of the Lender (such consent not to be unreasonably withheld) the Borrower ceases to legally and beneficially own 100% of the issued shares of the Chargor.

12.2  Consequences

In addition to any other rights provided by law or any Transaction Document, at any time after an Event of Default (whether or not it is continuing) or a Potential Event of Default the Lender may do all or any of the following:

(a) by notice to the Borrower declare all Secured Moneys immediately due and payable, and the Borrower will immediately pay the Secured Moneys; and/or

(b)   enforce the Guarantee and Charge.

13.   INTEREST ON OVERDUE AMOUNTS

13.1  Accrual

Interest accrues on each unpaid amount which is due and payable by the Borrower under or in respect of any Transaction Document (including interest payable under this Clause):

(a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

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

(b)   both before and after judgment (as a separate and independent obligation);
      and

(c) at the rate determined by the Lender to be the sum of 2% per annum plus the rate (if any) applicable to the unpaid amount immediately before the due date.

13.2  Payment

The Borrower shall pay interest accrued under this Clause on demand. That interest is payable in the currency of the unpaid amount on which it accrues.

14.   INDEMNITIES

On demand the Borrower shall indemnify the Lender against any loss, cost, charge, liability or expense the Lender may sustain or incur as a direct or indirect consequence of:

(a)   the occurrence of any Event of Default or Potential Event of Default;

(b) any exercise or attempted exercise of any right, power or remedy under any Transaction Document or any failure to exercise any right, power or remedy; or

(c) the Balance not being provided for any reason (including, without limitation, failure to fulfil a condition precedent but excluding default by the Lender).

15.   CONTROL ACCOUNTS

The accounts kept by the Lender constitute sufficient evidence unless the contrary is proved of the amount at any time due from the Borrower under this Agreement.

16.   EXPENSES

(a) Each party will bear their own costs and expenses in relation to the preparation, execution and completion of the Transaction Documents.

(b) On demand the Borrower shall reimburse the Lender for all costs and expenses in relation to the actual or contemplated enforcement of, or actual or contemplated exercise or preservation of any rights powers or remedies under, the Transaction Documents, including in each case legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis.

17.   STAMP DUTIES

(a) The Borrower shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

(b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to the Lender by a bank or financial institution.

(c) On demand the Borrower shall indemnify the Lender against any liability resulting from delay or omission to pay those Taxes.

18.   WAIVERS REMEDIES CUMULATIVE

(a) No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

(b) The rights, powers and remedies provided to the Lender in the Transaction Documents are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

19.   CONSENTS AND OPINIONS

Except where expressly stated the Lender may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its rights, powers and remedies, at its absolute discretion.

20.   SEVERABILITY OF PROVISIONS

Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

21.   SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

(a) All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

(b)   Each indemnity in a Transaction Document:

      (i)   is a continuing obligation;

      (ii)  is a separate and independent obligation; and

      (iii) survives termination or discharge of the Transaction Document.

22.   MORATORIUM LEGISLATION

To the full extent permitted by law all legislation which at any time directly or indirectly:

(a) lessens, varies or affects in favour of the Borrower any obligation under a Transaction Document; or

(b) delays, prevents or prejudicially affects the exercise by the Lender of any right, power or remedy conferred by a Transaction Document,

is excluded from the Transaction Documents.

23.  ASSIGNMENTS

23.1  Assignment by Borrower

The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

23.2 Disclosure

The Lender may disclose to a proposed assignee, transferee or sub-participant information which relates to a Relevant Company or was furnished in connection with the Transaction Documents.

24.  NOTICES

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

(a)  must be in writing;

(b)  must be signed by an Authorised Officer of the sender; and

(c) will be taken to be duly given or made (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender (provided in the case of the Lender, such other notified address is within Australia), but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

25.  AUTHORISED OFFICERS

The Borrower irrevocably authorises the Lender to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Officers. The Borrower warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

26.  GOVERNING LAW AND JURISDICTION

This Agreement is governed by the laws of New South Wales. The Borrower submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

27.  COUNTERPARTS

This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

28.  ACKNOWLEDGEMENT BY BORROWER

The Borrower confirms that:

(a) it has not entered into any Transaction Document in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Lender or any Related Corporation of the Lender (including, without limitation, any advice, warranty, representation or undertaking); and

(b) neither the Lender nor any Related Corporation of the Lender is obliged to do anything (including, without limitation, disclose anything or give advice),

except as expressly set out in the Transaction Documents or in writing duly signed by or on behalf of the Lender or Related Corporation.

29.  ATTORNEY

29.1 Appointment and power

     The Borrower irrevocably appoints the Lender its attorney ("Attorney") with the right:

     (a)  at any time to:

          (i) comply with the obligations of the Borrower under this Agreement;

          (ii) do everything which in the Attorney's opinion is necessary or expedient to enable the exercise of any right of the Lender in relation to this Agreement;

          (iii) complete this Agreement; and

          (iv) appoint substitutes and otherwise delegate its powers (including this power of delegation); and

     (b) after any Event of Default has occurred to do everything that the Borrower may lawfully authorise an agent to do in relation to this document.

29.2 General

(c) Any attorney may exercise its rights notwithstanding that the exercise of the right constitutes a conflict of interest or duty.

(d) The Borrower will from time to time and at all times ratify any exercise of a right by an Attorney.

(e) This power of attorney is granted to secure compliance by the Borrower with its obligations to the Lender under the Transaction Documents and any proprietary interest of the Lender under the Transaction Documents.

(f) The Lender indemnifies and will keep indemnified any Attorney against any liability, loss, cost, expense or damage arising from the lawful exercise of any right by the Attorney under this power of attorney.

(g) This power of attorney is granted for valuable consideration (receipt of which is acknowledged) which includes the execution of this document by the Lender at the Borrower's request.


EXECUTED in Sydney.

Each attorney executing this Agreement states that he has no notice of revocation or suspension of his power of attorney.


SIGNED for and on behalf of FAI               )
HOME SECURITY PTY LIMITED by                  )
                                              )
who certifies that they are duly appointed as )
the attorney of FAI HOME SECURITY             )
PTY LIMITED and that they                     )
have not received notification of the         )  ___________________________
revocation of the power of attorney under     )
the authority of which they have executed     )
this Deed in the presence of:                 )


_____________________________________            Signature of Witness

_____________________________________            Print Name of Witness

SIGNED for and on behalf of the               )
FAI INSURANCES LIMITED by                     )
                                              )
who certifies that they are duly appointed as )
the attorney of FAI INSURANCES                )
LIMITED and that they                         )
have not received notification of the         )  ___________________________
revocation of the power of attorney under     )
the authority of which they have executed     )
this Deed in the presence of:                 )


_____________________________________            Signature of Witness

_____________________________________            Print Name of Witness

                                  ANNEXURE A
                      BORROWER'S VERIFICATION CERTIFICATE


To:  FAI Insurances Limited
     Level 42
     50 Bridge Street
     Sydney NSW 2000

                             REFINANCING AGREEMENT

I [*] am a director of FAI Home Security Pty Limited (the "Company").

I refer to the Refinancing Agreement dated [*] between the Company and FAI Insurances Limited (the "Refinancing Agreement").

Terms defined in the Refinancing Agreement bear the same meaning when used in this Certificate.

I CERTIFY as follows:

1. Attached to this Certificate are true, complete and up to date copies of each of the following:

     (a)  the constituent documents of the Company (marked "A");

     (b) a duly stamped [and registered] power of attorney granted by the Company for the purpose of permitting the execution on behalf of the Company of the Refinancing Agreement and the other Transaction Documents (marked "B"). That power of attorney has not been revoked by the Company and remains in full force and effect; and

     (c) extract of minutes of a meeting of the directors of the Company approving execution of the Refinancing Agreement and the other Transaction Documents, appointing attorneys for the purpose of execution of the Refinancing Agreement and the other Transaction Documents and appointing Authorised Officers of the Company for the purpose of the Refinancing Agreement (marked "C"). Those resolutions have not been amended, modified or revoked and are in full force and effect.

2. The following signatures are the true signatures of the Authorised Officers of the Company and the persons who have been authorised to sign the Refinancing Agreement and the other Transaction Documents and to give notices and communications under or in connection with the Refinancing Agreement and the other Transaction Documents.

     Authorised Officers:

     Name                Position       Signature

     *                   *              ________________

     *                   *              ________________

     *                   *              ________________


     Signatories:

     *                   *              ________________

     *                   *              ________________

     *                   *              ________________



Signed:  _________________________
         Director

Dated [*]

                                  ANNEXURE B
                      CHARGOR'S VERIFICATION CERTIFICATE

To:  FAI Insurances Limited
     Level 42
     50 Bridge Street
     Sydney NSW 2000

                            REFINANCING ARRANGEMENT

I [*] am a director of Ness Security Products Pty Limited (the "Company").

I refer to the facility agreement dated [*] between FAI Home Security Pty Limited ("HSPL") and FAI Insurances Limited (the "Refinancing Agreement").

Terms defined in the Refinancing Agreement bear the same meaning when used in this Certificate.


I CERTIFY as follows:

1. Attached to this Certificate are true, complete and up to date copies of each of the following:

     (a)  the constitution of the Company (marked "A");

     (b) a duly stamped [and registered] power of attorney granted by the Company for the purpose of permitting the execution on behalf of the Company of the Transaction Documents (marked "B"). That power of attorney has not been revoked by the Company and remains in full force and effect; and

     (c) extract of minutes of a meeting of the directors of the Company approving execution of the Transaction Documents, appointing attorneys for the purpose of execution of the Transaction Documents (marked "C"). Those resolutions have not been amended, modified or revoked and are in full force and effect.

2. The following signatures are the true signatures of the persons who have been authorised to sign the Transaction Documents and to give notices and communications under or in connection with the Transaction Documents.



     Signatories:

     *                   *                 _______________

     *                   *                 _______________

     *                   *                 _______________

Signed:  _________________________
         Director

Dated                                                  [*]

                                  ANNEXURE C
                                DRAWDOWN NOTICE


                                DRAWDOWN NOTICE


To:  FAI Insurances Limited
     Level 42
     50 Bridge Street
     Sydney NSW 2000

We refer to the Refinancing Agreement dated [*] between FAI Home Security Pty Limited and FAI Insurances Limited (the "Refinancing Agreement").

Under Clause 3 of the Refinancing Agreement:

(1) we give you irrevocable notice that we wish to make a drawdown on [*] (the "Drawdown Date");

(2)  the principal amount to be drawn is [*];

(3) we irrevocably direct you to pay all proceeds to Integral Investments Limited (account number [*] at [*]);

(4)  we represent and warrant that:

     (a) [(except as disclosed in paragraph (c)] the representations and warranties in the Refinancing Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting; [and]

     (b) [(except as disclosed in paragraph (c)] no Event of Default or Potential Event of Default is subsisting or will result from the drawing; [and]

     (c)  [details of the exceptions to paragraphs (a) and (b) are as follows:
          [*], and we [have taken/propose] the following remedial action [*].]

     Definitions in the Refinancing Agreement apply in this Drawdown Notice.

On behalf of
FAI HOME SECURITY PTY LIMITED

By:                 [Authorised Officer]

Dated [*]

                                                                               2